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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   March 23, 1999
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                    PARAGON AUTO RECEIVABLES CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


          333-63697                                33-063501
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     (Commission File Number)          (I.R.S. Employer Identification No.)




   27405 Puerta Real, Suite 200, Mission Viejo, CA                   92691
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         (Address of Principal Executive Offices)                 (Zip Code)


                               (949) 348-8707
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)









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Item 5.  Other Events.

         The Registrant is filing a Statement of Eligibility and Qualification of Indenture Trustee on Form T-1.


Item 7.  Exhibits.




              Exhibit No.                   Description
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                25.1                        Statement of Eligibility and
                                            Qualification of Indenture Trustee




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PARAGON AUTO RECEIVABLES CORPORATION
                                   (Registrant)



Dated: March 23, 1999       By:     /s/ Nancy C. Ferguson
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                            Name:   Nancy C. Ferguson
                            Title:  Vice President


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                             INDEX OF EXHIBITS





         Exhibit No.                        Description
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            25.1                            Statement of Eligibility and
                                            Qualification of Indenture Trustee


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